UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04438

Exact name of registrant as specified in charter:	Aberdeen Australia Equity Fund, Inc.

Address of principal executive offices:	Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street
32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-866-839-5205

Date of fiscal year end:	October 31

Date of reporting period:	January 31, 2012

Item 1 – Schedule of Investments

Portfolio of Investments (unaudited)

As of January 31, 2012

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS - 98.3%*
COMMON STOCKS - 98.3%
CONSUMER DISCRETIONARY - 5.6%
2,070,000	David Jones Ltd.	$5,689,495
2,563,050	Tatts Group Ltd.	6,904,197

		12,593,692

CONSUMER STAPLES - 9.1%
179,500	Coca-Cola Amatil Ltd.	2,201,475
773,000	Metcash Ltd.	3,313,843
567,060	Woolworths Ltd.	14,916,625

		20,431,943

ENERGY - 2.5%
156,400	Woodside Petroleum Ltd.	5,676,573

FINANCIALS - 30.2%
1,695,100	AMP Ltd.	7,688,008
642,500	Australia & New Zealand Banking Group Ltd.	14,613,821
258,295	Australian Stock Exchange Ltd.	8,222,065
272,400	Commonwealth Bank of Australia	14,636,227
1,072,000	QBE Insurance Group Ltd.	13,050,179
424,700	Westpac Banking Corp. Ltd.	9,520,598

		67,730,898

HEALTH CARE EQUIPMENT & SERVICES - 3.8%
47,800	Cochlear Ltd.	3,009,502
169,200	CSL Ltd.	5,582,614

		8,592,116

INDUSTRIALS - 3.1%
279,740	Leighton Holdings Ltd.	6,949,843

INFORMATION TECHNOLOGY - 2.9%
788,000	Computershare Ltd.	6,395,282

MATERIALS - 24.6%
739,330	BHP Billiton PLC	24,853,935
1,323,400	Incitec Pivot Ltd.	4,507,584
222,100	Newcrest Mining Ltd.	7,949,713
166,500	Orica Ltd.	4,374,818
224,845	Rio Tinto PLC	13,544,961

		55,231,011

PROPERTIES - 5.3%
1,049,900	Westfield Group Ltd.	9,472,656
884,460	Westfield Retail Trust	2,370,484

		11,843,140

TELECOMMUNICATION SERVICES - 3.6%
3,270,715	Singapore Telecommunications Ltd.	7,989,721

UTILITIES - 7.6%
649,580	AGL Energy Ltd.	10,057,345
6,852,827	SP AusNet	7,020,996

		17,078,341

Total Long-Term Investments - 98.3% (cost $196,184,949)		220,512,560

See Notes to Portfolio of Investments. Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of January 31, 2012

Par Amount	Description	Value (US$)
SHORT-TERM INVESTMENT - 0.3%
$557,000	Repurchase Agreement, State Street Bank & Trust Co., 0.07% dated 01/31/2012, due 2/01/12 in the amount of $557,001 collateralized by U.S.Treasury Note, maturing 3/31/13; total market value of $570,650	$557,000

Total Short-Term Investment - 0.3% (cost $557,000)		557,000

Total Investments - 98.6% (cost $196,741,949)		221,069,560

Other Assets in Excess of Liabilities - 1.4%		3,217,058

Net Assets - 100.0%		$224,286,618

*	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Directors.

See Notes to Portfolio of Investments. Aberdeen Australia Equity Fund, Inc.

Notes to Portfolio of Investments (unaudited)

January 31, 2012

(a) Security Valuation:

Securities for which market quotations are readily available are valued at current market value as of the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are valued at the last quoted sale price. If there is no sale price available, the last quoted mean price provided by an independent pricing service approved by the Board of Directors (the “Board”) is used. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange on which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is principally traded or by application of a valuation factor by an independent pricing service to the last sales price as further discussed below. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s Investment Adviser or designee, are valued at fair value under procedures approved by the Board. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund’s equity securities that are traded on a foreign exchange or market which closes prior to the Fund’s Valuation Time are fair valued by an independent pricing service. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. If the pricing service is unable to provide a fair value for a security, the security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment by the Fund’s Pricing Committee. When the fair value prices are utilized, the value assigned to the foreign securities may not be the quoted or published prices of the securities on their primary markets.

For the period ended January 31, 2012, there have been no significant changes to the valuation procedures approved by the Board.

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are based on the best information available in the circumstances.

Aberdeen Australia Equity Fund, Inc.

Notes to Portfolio of Investments (unaudited) (continued)

January 31, 2012

The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Generally, equity securities valued at the last quoted sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade are categorized as Level 1 securities. Securities valued at fair value by applying a valuation factor are generally categorized as Level 2. The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2012:

Investments	Level 1*	Level 2*	Level 3	Total
Long-Term Investments	$—	$220,512,560	$—	$220,512,560
Short-Term Investment	—	557,000	—	557,000

Total Investments	$—	$221,069,560	$—	$221,069,560

*	For the period ended January 31, 2012, there were no significant transfers in or out of Level 1 and Level 2 fair value measurements.

For further information, please refer to the Portfolio of Investments.

For the period ended January 31, 2012, there have been no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. The Fund held a repurchase agreement of $557,000 as of January 31, 2012.

(c) Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A Securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

Aberdeen Australia Equity Fund, Inc.

Notes to Portfolio of Investments (unaudited) (continued)

January 31, 2012

(d) Foreign Currency Translation:

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(e) Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. The Fund may enter into forward contracts in connection with security transactions or to hedge the U.S. Dollar value of portfolio securities denominated in Australian Dollars. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forwards prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forwards prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. There were no forward contracts outstanding as of January 31, 2012.

Aberdeen Australia Equity Fund, Inc.

Notes to Portfolio of Investments (unaudited) (continued)

January 31, 2012

(f) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(g) Distributions:

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In March 2011, the Board determined the rolling distribution rate to be 10% for the 12 month period commencing with the distribution payable in April 2011. This policy is subject to regular review by the Board. Under the policy, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies.

(h) Federal Income Taxes:

At January 31, 2012, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were as follows:

Tax Cost Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$203,407,785	$29,533,872	$(11,872,098)	$17,661,774

(i) Earnings Credits:

The Fund’s custodial arrangements include a provision to reduce its custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

(j) Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the report was issued. Based on this evaluation, no disclosures and/or adjustments were required to be made to the report as of January 31, 2012.

In March 2012, the Board determined the rolling distribution rate to be 10% for the 12 month period commencing with the distribution payable in April 2012. The Fund declared a quarterly distribution of $0.29 per share payable on April 13, 2012 to shareholders of record as of March 30, 2012.

Effective March 14, 2012, the Fund’s current 80% non-fundamental policy provides that the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of Australian Companies listed on the Australian Stock Exchange Limited (“ASX”). The Board approved the change to remove the requirement that to be included when computing the 80% test an Australian Company must be listed on the ASX. Under the revised policy, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of Australian Companies, but only 65% of its assets must be invested in ASX-listed companies.

Aberdeen Australia Equity Fund, Inc.

Notes to Portfolio of Investments (unaudited) (concluded)

January 31, 2012

In addition, the Board approved changes to the criteria used for determining whether a company is an “Australian Company” for purposes of the Fund’s 80% investment policy. “Australian Companies” are defined as companies that are tied economically to Australia. In determining whether an equity security is tied economically to Australia, the manager considers several criteria. The changes to the criteria are: (i) the current criteria of the security being listed on S&P/Australian Stock Exchange Limited ASX 200 Accumulation Index would be eliminated; (ii) listing on the ASX would become one of several criteria to consider in classifying an issuer as an “Australian Company”; and (iii) whether a majority of an issuer’s assets are located in Australia or a majority of an issuer’s revenues are derived from Australian sources would be added to the criteria. Upon effectiveness of this change, the criteria for determining whether a company is tied economically to Australia will be whether the company (i) is a constituent of the ASX; (ii) has its headquarters located in Australia; (iii) pays dividends on its stock in Australian dollars; (iv) has its accounts audited by Australian auditors; (v) is subject to Australian taxes levied by the Australian Taxation Office; (vi) holds its annual general meeting in Australia; (vii) has common stock/ordinary shares and/or other principal class of securities registered with Australian regulatory authorities for sale in Australia; (viii) is incorporated in Australia; or (ix) has a majority of its assets located in Australia or a majority of its revenues derived from Australian sources. Certain of these criteria can be considered on their own in determining whether a company is “tied economically” to Australia, while others are only considered in combination with other criteria.

The Fund’s fundamental investment objective to invest primarily in equity securities of Australian companies listed on the ASX and fundamental policy to invest at least 65% of its total assets in equity securities, consisting of common stock, preferred stock and convertible preferred stock, listed on the ASX will not change.

Aberdeen Australia Equity Fund, Inc.

Item 2 – Controls and Procedures

(a)	It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

(a)	Certifications required pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Australia Equity Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
President of Aberdeen Australia Equity Fund, Inc.

Date: March 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
President of Aberdeen Australia Equity Fund, Inc.

Date: March 28, 2012

By:	/s/ Andrea Melia
Andrea Melia,
Treasurer of Aberdeen Australia Equity Fund, Inc.

Date: March 28, 2012